Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated and effective as of June 29, 2012, by and among (a) (i) ENERNOC, INC., a Delaware corporation (“EnerNOC”) and (ii) ENOC SECURITIES CORPORATION, a Massachusetts corporation (“ENOC Securities”) (hereinafter, EnerNOC and ENOC Securities are, jointly and severally, individually and collectively, referred to as the “Borrower”), (b) the Lenders party hereto, (c) the several banks and other financial institutions or entities from time to time parties hereto (the “Lenders”), (d) SILICON VALLEY BANK (“SVB”), as Administrative Agent; and (e) SVB, as an Issuing Lender.

W I T N E S S E T H:

WHEREAS, the parties hereto are party to that certain Amended and Restated Credit Agreement dated as of March 14, 2012 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to modify and amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2. Amendments to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by deleting the following text appearing in Section 7.1(b) thereof (entitled “Minimum EBITDAR”):

“(iv) $15,000,000 for the twelve months ending on June 30, 2012,”

and inserting the following definition in lieu thereof:

“(iv) $10,000,000 for the twelve months ending on June 30, 2012,”

3. Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)	This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof and of each other document required hereunder.

(b)	All necessary consents and approvals to this Amendment shall have been obtained.

(c)	After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)	After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(e)	All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance satisfactory to the Administrative Agent, in its sole discretion.

4. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) It (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified reasonably could be expected to have a Material Adverse Effect on the Borrower or its business, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b) The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is or will be a party (i) have been duly authorized by all necessary action (ii) do not and will not (A) violate any material provision of federal, state or local law, rule or regulation, or any order, judgment, decree, writ, injunction or award of any arbitrator, court or Governmental Authority finding on it or its Subsidiaries, the governing documents of it or its Subsidiaries, or any order, judgment or decree of any court or other Governmental Authority binding on it or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material Contractual Obligation of it or its Subsidiaries, except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or its business, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of any Group Member, other than permitted Liens, or (D) require any approval of any Group Member’s interest holders or any approval or consent of any Person under any material Contractual Obligation of any Group Member, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material Contractual Obligations, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Borrower or its business.

(c) No authorization or approval or other action by, and no notice to or filing with, a Governmental Authority is required in connection with the due execution, delivery and performance by it of this Amendment or any other Loan Document to which it is or will be a party.

(d) This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Person that is a party thereto, will be the legally valid and binding obligation of such Person, enforceable against such Person in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(e) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Group Member.

(f) The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(g) This Amendment has been entered into without force or duress, of the free will of the Borrower, and the decision of the Borrower to enter into this Amendment is a fully informed decision and the Borrower is aware of all legal and other ramifications of each decision.

(h) The Borrower has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

5. Ratification of Collateral Information Certificate. The Borrower has delivered an updated Collateral Information Certificate dated as of June 29, 2012 (“First Updated Collateral Information Certificate”), which First Updated Collateral Information Certificate shall supersede in all respects that certain Collateral Information Certificate dated as of March 14, 2012 delivered by the Borrower to the Administrative Agent. The parties agree that all references in the Credit Agreement to “Collateral Information Certificate” with respect to Borrower shall hereinafter be deemed to be a reference to the First Updated Collateral Information Certificate.

6. Amendment Fee; Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent for the account of the Lenders in accordance with their respective Pro Rata Shares, a modification fee equal to Ten Thousand Dollars ($10,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower also shall pay to the Administrative Agent and each Lender all reasonable costs, out-of-pocket expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto. In addition thereto, the Borrower agrees to reimburse the Administrative Agent and each Lender on demand for its reasonable costs arising out of this Amendment and all documents or instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent or any Lender).

7. Release by Group Members. The Borrower hereby acknowledges and agrees that as of the date hereof to the knowledge of the Borrower, the Borrower has no offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender with respect to the Obligations, or otherwise, and that if the Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against the Administrative Agent or any Lender, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES the Administrative Agent and each Lender from any liability thereunder.

8. Choice of Law. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

9. Amendments. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

10. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11. Effect on Loan Documents.

(a) The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. The consents, modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power or remedy of the Lenders in effect prior to the date hereof. The amendments, consents, modifications and other agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, and except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Default or Event of Default. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b) Upon and after the Amendment Closing Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d) This Amendment is a Loan Document.

(e) Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

12. Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

13. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

14. Reaffirmation of Obligations. The Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. The Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Lenders and the Issuing Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.

15. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as amended hereby.

16. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER

ENERNOC, INC.

By:	/s/ Kevin Bligh
	Name:	Kevin Bligh
	Title:	Chief Accounting Officer

ENOC SECURITIES CORPORATION

By:	/s/ David Samuels
	Name:	David Samuels
	Title:	Secretary

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

SILICON VALLEY BANK,
as Administrative Agent, Issuing Lender and as a Lender

By:	/s/ Philip T. Silvia III
	Name:	Philip T. Silvia III
	Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]